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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: SEPTEMBER 13, 1999


                               Cerritos Valley Bancorp
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                (Exact Name of Registrant as Specified in Its Charter)


             California                                95-4216236
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(State or Other Jurisdiction of Incorporation)       (I.R.S. Employer
                                                      Identification No.)


     12100 Firestone Boulevard, Norwalk, California               90650
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        (Address of Principal Executive Offices)                (Zip Code)


                                    (562) 868-3221
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                 (Registrant's Telephone Number, Including Area Code)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On September 13, 1999, pursuant to a merger of Cerritos Merger Co., a wholly-owned subsidiary of California Community Financial Institutions Fund Limited Partnership (the "California Fund") with and into the Registrant, the California Fund acquired approximately 55% of the outstanding shares of the Registrant. Pursuant to the terms of options and warrants for shares of the Registrant's common stock, the California Fund has beneficial ownership of approximately 51% of the shares of the Registrant.

The California Fund capitalized Cerritos Merger Co. in the amount of $12,800,000. In the merger, all shares of Cerritos Merger Co. were canceled, and 543,959 shares of the Registrant's common stock and a warrant to acquire an additional 81,000 shares of the Registrant's common stock were issued to the California Fund. In addition, in the merger each outstanding share of the Registrant's common stock was converted into cash in the amount of $13.4871 and 0.5271 shares of Registrant's common stock. Following the merger, there were 996,937 shares of the Registrant's common stock outstanding. Belvedere Capital Partners, LLC is the general partner of the California Fund.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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On September 13, 1999, the Registrant acquired Cerritos Merger Co., a wholly-owned subsidiary of the California Fund with assets of $12,800,000 through a merger of Cerritos Merger Co. with and into the Registrant.

In the acquisition of Cerritos Merger Co., all of the 543,959 outstanding shares of Cerritos Merger Co. were acquired in a stock-for-stock exchange with an exchange ratio of one share of the Registrant's common stock for each share of Cerritos Merger Co. common stock. In addition, in the merger each of the 1,001,667 outstanding shares of the Registrant's common stock was converted into cash in the amount of $13.4871 and 0.5271 shares of Registrant's common stock.

The Registrant is the bank holding company for Cerritos Valley Bank. Registrant is headquartered in Norwalk, California.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
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          FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

Financial statements will be filed by amendment not later than 60 days after the date of this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  CERRITOS VALLEY BANCORP



September 27, 1999                By: /s/ James N. Koury
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                                      James N. Koury
                                      President & Principal Executive Officer



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